UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2011

WOODSTOCK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-32997	58-2161804
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

117 Towne Lake Parkway, Suite 200, Woodstock, GA 30188

(Address, including zip code, of principal executive offices)

(800) 478-2602

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 15, 2011 William Bertsche resigned voluntarily as a Director of the Company, stating that he has no disputes with the Company but that in view of his age he felt he was no longer willing to continue. The Board is currently searching for a successor.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Woodstock Holdings, Inc.

	By:	/s/ Melissa L. Whitley

Date: January 24, 2011		Melissa L. Whitley
Chief Financial Officer